UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 28, 2021

ZOSANO PHARMA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36570	45-4488360
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

34790 Ardentech Court

Fremont, CA 94555

(Address of principal executive offices) (Zip Code)

(510) 745-1200

(Registrant’s telephone number, include area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	ZSAN	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On September 28, 2021, Zosano Pharma Corporation (the “Company”) entered into an Amendment No. 1, effective as of September 29, 2021 (the “Amendment”), to the Master Services Agreement with Eversana Life Science Services, LLC, dated August 6, 2020 (the “MSA”), which provides that either party may terminate the MSA if New Drug Application (“NDA”) approval is not received by December 31, 2021, with written notice within sixty days of such date. In addition, the Amendment provides that if the NDA is approved, the deferral mechanism, payment terms and loan terms in the MSA will be adjusted as mutually agreed by both parties.

The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the full text of such Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 8.01.	Other Events.

On October 4, 2021, the Company announced that it has been granted a Type C written response only meeting with the U.S. Food and Drug Administration regarding the resubmission of the M207 (zolmitriptan transdermal microneedle system) 505(b)(2) NDA following receipt of preliminary top-line results from the pharmacokinetic study. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Description

10.1	Amendment No. 1, effective as of September 29, 2021, to Master Services Agreement by and between the Company and Eversana Life Science Services, LLC

99.1	Press Release dated October 4, 2021 titled “Zosano Pharma Granted Type C Meeting with FDA Regarding NDA Resubmission for M207 Following Preliminary Top-Line Pharmacokinetic Study Results”

104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 4, 2021	ZOSANO PHARMA CORPORATION

	By:	/s/ Christine Matthews
Christine Matthews
Chief Financial Officer